The Lincoln National Life Insurance Company

JPF Separate Account A of Jefferson Pilot Financial Insurance Company

Supplement to Prospectus

Ensemble I Variable Life Insurance

 July 2, 2007

Merger

On July 2, 2007, Jefferson Pilot Financial Insurance Company was merged with and into The Lincoln National Life Insurance Company (“Lincoln Life”), an Indiana domiciled insurance company (the “Merger”).  Both companies are subsidiaries of Lincoln National Corporation (“LNC”).  LNC is a publicly held insurance and financial services holding company incorporated in Indiana.

Transfer of JPF Separate Account A

As a part of the merger of the two insurance companies, JPF Separate Account A was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the “Transfer”) and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A.   The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life.  The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer.

As a result of the Merger and the Transfer, your prospectus is amended as follows:

1.     All references to Jefferson Pilot Financial Insurance Company (JPFIC, the Company, we, us, and our) refer to Lincoln Life unless Jefferson Pilot Financial Insurance Company is specifically referenced.  All references to JPF Separate Account A or to the Separate Account refer to Lincoln Life Flexible Premium Variable Life Account JF-A unless JPF Separate Account A is specifically referenced.

2.     The following description of Lincoln Life is added to your prospectus as it has been supplemented to replace the description of JPFIC and its predecessor companies:

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life.

On July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life.  As a result of Lincoln Life’s merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life’s obligations as set forth in your policy and prospectus have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991.  At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America.  On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska.  As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department.

The Policy will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-258-3648.

3.     The following paragraph is added to the description of the Separate Account in your prospectus as it has been supplemented:

On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, JPF Separate Account A was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the “Transfer”) and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A.   The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life.  The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer.  As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana.  Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company.  These assets are held for our variable life insurance policies and variable annuities.

4.     The following is added to the section entitled Financial Statements:

The financial statements of the Separate Account, and the consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiary, Jefferson-Pilot Life Insurance Company and subsidiary, and The Lincoln National Life Insurance Company, as well as supplemental consolidated financial statements for Lincoln Life, are a part of the prospectus as supplemented.  If you would like a free copy of the financial statements, please call 1-800-258-3648.

Please retain this supplement for future reference.